SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

                           FILED BY THE REGISTRANT /X/

                 FILED BY A PARTY OTHER THAN THE REGISTRANT / /

                           Check the appropriate box:

                         / / Preliminary Proxy Statement
                   / / Confidential, for Use of the Commission
                     Only (as permitted by Rule 14a-6(e)(2))
                         /X/ Definitive Proxy Statement
                       / / Definitive Additional Materials
        / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 ZIM CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              /X/ No fee required.

  / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Common Shares, no par value

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

                                 ZIM CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 23, 2004

                               -----------------

To our Shareholders:

The Annual Meeting of Shareholders of ZIM Corporation (ZIM or the Corporation) will be held at the offices of ZIM at 20 Colonnade Road, Suite 200, Ottawa, Ontario, Canada on Thursday, September 23, 2004, beginning at 4:30 p.m. At the meeting, you will be asked to vote on the following matters:

1. To ratify the appointment of Raymond Chabot Grant Thornton LLP as the Corporation's registered public accounting firm.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

If you were a shareholder of record at the close of business on August 23, 2004, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement is first being mailed to shareholders on or about August 25, 2004. You may examine a list of the shareholders of record as of the close of business on August 23, 2004 for any purpose germane to the meeting subsequent to September 3, 2004 at the offices of the Corporation.

                             YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please vote and mail the enclosed proxy card so that your vote will be counted if you later decide to not attend the meeting. Whether or not you expect to attend, shareholders are requested to sign, date and return the enclosed proxy in the envelope provided. No postage is required if mailed in the United States.

BY ORDER OF THE BOARD OF DIRECTORS,


/s/ Michael Cowpland

Michael Cowpland
President and Chief Executive Officer


Dated:  Ottawa, Ontario, Canada
        August 25, 2004

                                 ZIM CORPORATION


                                 PROXY STATEMENT
                                 ---------------

                               GENERAL INFORMATION

INFORMATION ABOUT PROXY SOLICITATION

This Proxy Statement is furnished to the holders of the Common Shares (Common Shares), of ZIM Corporation, a Canadian corporation (ZIM or the Corporation) in connection with the solicitation of proxies on behalf of the Board of Directors and the Management of the Corporation for use at the Annual Meeting of Shareholders to be held on September 23, 2004 at 4:30 p.m. (local Ottawa time), at ZIM's Headquarters at 20 Colonnade Road, Suite 200, Ottawa, Ontario, K2E 7M6, and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. At present, the Board of Directors knows of no other business that will come before the meeting.

The Notice of Annual Meeting, Proxy Statement, and Form of Proxy will be mailed to shareholders on or about August 25, 2004. The Corporation will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Corporation. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held by such persons, and the Corporation may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

The Board of Directors is soliciting votes FOR the ratification of the appointment of the firm of Raymond Chabot Grant Thornton LLP as the Corporation's registered public accounting firm.

INFORMATION ABOUT VOTING

Q: WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors is providing these proxy materials for you in connection with the Corporation's Annual Meeting of Shareholders, which will take place on September 23, 2004. As a shareholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and the most highly paid executive officers, and certain other required information.

Q: WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: There is one item of business scheduled to be voted on at the Annual Meeting: the ratification of the appointment of Raymond Chabot Grant Thornton LLP as the Corporation's registered public accounting firm. Raymond Chabot Grant Thornton LLP has been the Corporation's registered public accounting firm since June 1, 2003. We will also consider other business that properly comes before the Annual Meeting.

Q: HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A: The Board of Directors recommends that you vote your shares "FOR" ratification of the appointment of the registered public accounting firm.

Q: WHAT SHARES CAN I VOTE?

A: You may vote all shares owned by you as of the close of business on August 23, 2004, the record date. These shares include: (i) shares held directly in your name as the shareholder of record, and (ii) shares held for you as the beneficial owner through a broker or other nominee such as a bank.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most shareholders of the Corporation hold their shares through a broker or other nominee rather than directly in their own name. However, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Corporation's transfer agent, Corporate Stock Transfer, Inc., you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by the Corporation. As the shareholder of record, you have the right to grant your voting proxy directly to the Chairman of the Board of Directors or to vote in person at the meeting. The Board of Directors has enclosed or sent a proxy card for you to use.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q: HOW CAN I ATTEND THE ANNUAL MEETING?

A: You are entitled to attend the Annual Meeting only if you were a shareholder of the Corporation as of the close of business on August 23, 2004, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to August 23, 2004, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting. The Annual Meeting will begin promptly at 4:30 p.m. (local Ottawa time). Check-in will begin at 4:00 p.m., and you should allow ample time for the check-in procedures.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held in street name may be voted in person only if you obtain a "legal proxy" from the broker or nominee that holds your shares giving you the right to vote the shares.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are to be voted without attending the meeting. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee. Record holders of Common Shares may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. The Corporation's shareholders who hold shares in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers or nominees and mailing them in the accompanying pre-addressed envelopes.

Q: CAN I CHANGE MY VOTE?

A: You may change your vote at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee, or, if you have obtained a "legal proxy" from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Dr. Michael Cowpland, President and Chief Executive Officer, 20 Colonnade Road, Suite 200, Ottawa, Ontario, K2E 7M6.

A proxy given by a shareholder for use at the Annual Meeting may be revoked at any time prior to its use. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Any such instrument revoking a proxy must either be received by the Corporation at 20 Colonnade Road, Suite 200, Ottawa, Ottawa, Ontario K2E 7M6 on or before the last business day preceding the day of the Annual Meeting or any adjournment thereof, or be deposited with the Chairman of the Annual Meeting on the day of the Annual Meeting or any adjournment thereof. If the instrument of revocation is deposited with the Chairman on the day of the Annual Meeting or any adjournment thereof, the instrument will not be effective with respect to any matter on which a vote has already been cast pursuant to such proxy.

Q: AS A SHAREHOLDER, WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact Ms. Jennifer North at ZIM's Headquarters, 20 Colonnade Road, Suite 200, Ottawa, Ontario, K2E 7M6 or at (613) 727-1397, extension 121.

If you need additional copies of this proxy statement or voting materials, you should contact Ms. North as described above.

Q: HOW ARE VOTES COUNTED?

A: For approval of the ratification of appointment of the registered public accounting firm, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors ("FOR" approval of the ratification of the appointment of the registered public accounting firm and in the discretion of the proxy holders on any other matters that properly come before the meeting). If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q: WHAT IS A QUORUM AND WHY IS IT NECESSARY?

A: Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of the Corporation's Common Shares outstanding on August 23, 2004 is necessary to constitute a quorum. Under the Canada Business Corporation Act, the Corporation's articles of incorporation and by-laws, abstentions and broker non-votes (when your shares are held in "street name," and you do not tell the nominee how to vote your shares) are treated as present for purposes of determining whether a quorum exists.

Q:  HOW MANY SHARES ARE OUTSTANDING AND ENTITLED TO VOTE?

A: The authorized capital of the Corporation consists of an unlimited number of Common Shares. The holders of Common Shares are entitled to one vote in respect of each Common Share held at all annual and special meetings of the shareholders of the Corporation.

No group of shareholders has the right to elect a specified number of directors nor are there cumulative or similar voting rights attached to the Common Shares.

58,414,792 Common Shares were issued and outstanding on the Record Date. Holders of outstanding Common Shares of record at the close of business on the Record Date are entitled to vote at the Annual Meeting.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE THE PROPOSAL?

A: The proposal requires the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the Annual Meeting. Accordingly, abstentions on this proposal will have the same effect as a vote against the proposal. Broker non-votes will not have the effect of a vote for or against the proposal.

Q: WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We intend to announce preliminary voting results at the Annual Meeting and publish final results in our Quarterly Report on Form 10-QSB for the fiscal quarter ending September 30, 2004, which we anticipate filing by November 15, 2004.

Q: WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. However, if you grant a proxy, the persons named as proxy holders, Michael Cowpland, the Corporation's President and Chief Executive Officer, and Jennifer North, ZIM's Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q: WHAT SHARES ARE ENTITLED TO BE VOTED?

A: Each Common Share issued and outstanding as of the close of business on August 23, 2004, the record date is entitled to be voted on all items being voted upon at the Annual Meeting.

Q: WHO WILL COUNT THE VOTES?

A: An inspector or inspectors of election will tabulate the votes. We expect that the inspector of election will be a representative of Corporate Stock Transfer, Inc.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Corporation or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation.

Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A: The Board of Directors is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS?

A: You may submit proposals for consideration at future shareholder meetings. However, in order for a shareholder proposal to be considered for inclusion in the Corporation's proxy statement for the Annual Meeting next year, the written proposal must be received by the corporate secretary of the Corporation no later than June 1, 2005. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in corporation-sponsored proxy materials.

Q. WILL A REPRESENTATIVE FROM THE AUDITORS AND LEGAL COUNSEL BE IN ATTENDANCE AT THE ANNUAL MEETING?

A: The registered public accounting firm will be represented by Michael Dimitriou, from Raymond Chabot Grant Thornton LLP. In addition, Michael Dunleavy, from our Canadian legal counsel, LaBarge Weinstein LLP, will also be available.

                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

The Audit Committee, currently consisting of Messrs. Gibbs, Stechyson and Saikaley, has the responsibility of recommending the engagement of the registered public accounting firm and reviewing and considering actions of management in matters relating to audit functions. The Audit Committee reviews, with the registered public accounting firm, the scope and results of its audit engagement, the system of internal controls and procedures and reviews the effectiveness of procedures intended to prevent violations of laws. The Audit Committee has recommended the appointment of Raymond Chabot Grant Thornton LLP as the Corporation's registered public accounting firm for the year ended March 31, 2005.

COMPENSATION COMMITTEE

The Compensation Committee, currently consisting of Messrs. Houck and Stechyson, determines, approves and reports to the Board on all elements of compensation of our executive officers. The Compensation Committee also has the power to prescribe, amend and rescind rules relating to the Corporation's stock option plans, to grant options and other awards under the stock option plan and to interpret the stock option plan.


                              CORPORATE GOVERNANCE

The Corporation operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Corporation regularly monitors developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. The Board of Directors has initiated numerous actions consistent with these new rules and will continue to monitor developments in this area.

INDEPENDENT DIRECTORS

A majority of the members of the Corporation's Board of Directors are independent.

AUDIT COMMITTEE

     o All Audit Committee members are independent under Rule 4200(a)(14) of the NASDAQ Market Place Rules. Our Board of Directors has determined that Mr. Gibbs qualifies as an "Audit Committee Financial Expert" as that term is used in Section 407 of the Sarbanes-Oxley Act of 2002.

The Audit Committee operates under a formal charter that governs its duties and conduct.

     o Raymond Chabot Grant Thornton LLP, the Corporation's registered public accounting firm, reports directly to the Audit Committee.

     o The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of officers' certifications with the United States Securities and Exchange Commission (SEC) to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

     o The Audit Committee has adopted a Non-Retaliation Policy and Procedure to enable confidential and anonymous reporting to the Audit Committee.

COMPENSATION COMMITTEE

     o All members of the Compensation Committee meet the appropriate tests for independence.

The Compensation Committee operates under a formal charter that governs its duties and standards of performance.

CODE OF ETHICS

     o The Corporation has adopted a Code of Ethics for its principal executive officer and its senior financial officers, violations of which must be reported to the Audit Committee.

CODE OF BUSINESS CONDUCT

     o The Corporation has adopted a Code of Business Conduct that includes provisions ranging from restrictions on gifts to conflicts of interest. All employees are required to affirm in writing their acceptance of the code.

DISCLOSURE COMMITTEE

     o The Corporation has formed a Disclosure Committee, comprised of senior management, including senior financial personnel, to formalize processes to ensure accurate and timely disclosure in the Corporation's periodic reports filed with the SEC and to implement certain disclosure controls and procedures.

PERSONAL LOANS TO EXECUTIVE OFFICERS AND DIRECTORS

     o The Corporation complies with and will operate in a manner consistent with recently-enacted legislation outlawing extensions of credit in the form of a personal loan to or for its directors and executive officers. There are currently no loans to the directors or executive officers of ZIM.


                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

The Corporation maintains insurance for the benefit of its directors and officers against liability in their respective capacities as directors and officers. The annual premium payable by the Corporation in respect of such insurance is $44,993 and the total amount of insurance purchased for the directors and officers as a group is approximately $762,600.


                     LIMITS ON LIABILITY AND INDEMNIFICATION

The Corporation's by-laws eliminate the personal liability of its directors to the Corporation and its shareholders for monetary damages for breach of their fiduciary duties in certain circumstances. The by-laws further provide that the Corporation will indemnify its officers and directors to the fullest extent permitted by law. The Corporation believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Corporation pursuant to the foregoing provisions or otherwise, the Corporation has been advised that in the opinion of the United States Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
                                  COMPENSATION

Executive Compensation Philosophy. Our executive compensation philosophy emphasizes providing an executive compensation package that enables us to attract, motivate and retain talented executives, primarily through aligning the financial interests of executives with long-term total shareholder return, particularly through stock options.

Our executive compensation program consists of both base salaries and long-term incentives.

Base Salaries. With the exception of Michael Cowpland, who does not receive any base salary, our executive officers receive base salaries as compensation for their job performance, abilities, knowledge, and experience. Apart from any contractual commitments, the Compensation Committee intends to maintain base salaries at below competitive levels in the marketplace until the Corporation is cash flow positive. The Committee reviews base salaries annually and will determine increases as the liquidity of the Corporation improves.

Long-Term Incentives. The Committee believes that stock option plans provide an excellent vehicle for rewarding performance by Corporation executives and retaining their services for the future.

Respectfully submitted by the members of the Compensation Committee.

JAMES STECHYSON AND STEVEN HOUCK

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is comprised of three independent directors (each of whom meets the independence and expertise requirements of the National Association of Securities Dealers, Inc.) and operates under a written charter. The Audit Committee recommends the engagement of the Corporation's independent auditor and reviews and considers actions of management in matters relating to audit functions. The Audit Committee also reviews with the independent auditor the scope and results of its audit engagement, the Corporation's system of internal controls and procedures, and reviews the effectiveness of procedures intended to prevent violations of laws. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the Corporation for the ten-month fiscal period ended March 31, 2004 with the Corporation's management and Raymond Chabot Grant Thornton LLP
(RCGT), the Corporation's registered public accounting firm.

Pursuant to the Sarbanes-Oxley Act of 2002, in October 2003 the Audit Committee established ZIM Corporation's Audit Committee Pre-Approval Policy whereby the Committee is required to annually pre-approve the audit fees, and the provision of certain tax and other non-audit related services by RCGT after RCGT provides an annual description of the services to be performed and specific fee estimates for each such service. The Audit Committee limits the engagement by the Corporation of RCGT for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. The Audit Committee considered the provision by RCGT of the below mentioned tax services and other non-audit services and concluded that the provision of these services was compatible with maintaining the independence of RCGT.

The Audit Committee has discussed with RCGT the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Audit Committee has received the written disclosures and the letter from RCGT required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with RCGT its independence from the Corporation and its management.

Finally, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Corporation for the ten-month fiscal period ended March 31, 2004 be included in our Form 10-KSB dated June 18, 2004 which has been filed with the United States Securities and Exchange Commission.

AUDIT FEES AND ALL OTHER FEES

During the most recent two periods, we incurred audit, audit related, tax and other fees with our principal auditors, Raymond Chabot Grant Thornton LLP, as follows:



                                           TEN MONTHS ENDED         YEAR ENDED MAY 31,
                                             MARCH 31, 2004                       2003
                                 -------------------------- --------------------------
                                                         $                          $
Audit fees                                         138,232                     92,777
Audit related fees                                  22,416                     35,741
Tax fees                                            33,624                      5,738
All other fees                                      11,208                     14,788
                                 -------------------------- --------------------------
Total fees                                         205,480                    149,045
                                 ========================== ==========================


These fees relate to ZIM Corporation and its related subsidiaries, including the operating company, ZIM Technologies International Inc. in 2004.

Respectfully submitted by the members of the Audit Committee.
DONALD GIBBS, JAMES STECHYSON, AND CHARLES SAIKALEY


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 23, 2004, the number and percentage of shares of outstanding Common Shares owned by each person owning at least 5% of the Common Shares, each officer and director owning shares, and all officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after August 23, 2004 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The number and percentage of shares beneficially owned are based on the aggregate of 58,414,792 Common Shares outstanding as of August 23, 2004.

Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares owned, subject to community property laws.

                                                    NUMBER OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER               BENEFICIALLY OWNED         PERCENT
---------------------------------------------- --------------------------- ---------------


Michael Cowpland, (1)                                     46,238,789             63%
     20 Colonnade Road
     Ottawa, Ontario K2E 7M6

Denise Batson (2)                                          5,550,000              9%
     20 Colonnade Road
     Ottawa, Ontario K2E 7M6

Tony Davidson (3)                                            500,000              1%
     20 Colonnade Road
     Ottawa, Ontario K2E 7M6

William Parisi (4)                                           382,500              1%
     20 Colonnade Road
     Ottawa, Ontario K2E 7M6

Jennifer North (5)                                           412,500              1%
     20 Colonnade Road
     Ottawa, Ontario K2E 7M6

Roberto Campagna (6)                                         370,000              1%
     20 Colonnade Road
     Ottawa, Ontario K2E 7M6

James Stechyson (7)                                          740,000              1%
     20 Colonnade Road
     Ottawa, Ontario K2E 7M6

Charles Saikaley (8)                                         260,000               *
     20 Colonnade Road
     Ottawa, Ontario K2E 7M6

Steven Houck (9)                                             260,000               *
     20 Colonnade Road
     Ottawa, Ontario K2E 7M6

Donald Gibbs (10)                                            260,000               *
     20 Colonnade Road
     Ottawa, Ontario K2E 7M6

Debbie Weinstein (11)                                        100,000               *
     20 Colonnade Road
     Ottawa, Ontario K2E 7M6

All Officers and Directors as a group                     49,523,789             65%
     (10 persons)





* Less than 1%.

1. The beneficial ownership of Michael Cowpland consists of 19,033,215 Common Shares owned directly by Dr. Cowpland, 9,653,621 Common Shares which Dr. Cowpland has the right to acquire under outstanding stock options, and 775,790 Common Shares issuable upon exercise of presently exercisable warrants. Dr. Cowpland's wife owns 3,198,158 Common Shares and she has the right to acquire 4,396,316 Common Shares upon the exercise of presently exercisable warrants. In addition, a company controlled by Dr. Cowpland's spouse, owned 8,793,795 Common Shares and the right to acquire 387,894 Common Shares upon the exercise of presently exercisable warrants. Dr. Cowpland disclaims beneficial ownership of the shares held by his wife and the company controlled by his wife.

2. The beneficial ownership of Denise Batson consists of 5,255,000 Common Shares owned directly and 295,000 Common Shares which she has a right to acquire under presently exercisable stock options.

3. The beneficial ownership of Tony Davidson consists of 500,000 Common Shares which he has a right to acquire under presently exercisable stock options.

4. The beneficial ownership of William Parisi consists of 382,500 Common Shares which he has a right to acquire under presently exercisable stock options.

5. The beneficial ownership of Jennifer North consists of 412,500 Common Shares which she has a right to acquire under presently exercisable stock options.

6. The beneficial ownership of Roberto Campagna consists of 370,000 Common Shares which he has a right to acquire under presently exercisable stock options.

7. The beneficial ownership of James Stechyson consists of 450,000 Common Shares owned directly, 240,000 Common Shares which he has a right to acquire under presently exercisable stock options, and 50,000 Common Shares issuable upon exercise of presently exercisable warrants.

8. The beneficial ownership of Charles Saikaley consists of 260,000 Common Shares which he has a right to acquire under presently exercisable stock options.

9. The beneficial ownership of Steven Houck consists of 260,000 Common Shares which he has a right to acquire under presently exercisable stock options.

10. The beneficial ownership of Donald Gibbs consists of 260,000 Common Shares which he has a right to acquire under presently exercisable stock options.

11. The beneficial ownership of Debbie Weinstein consists of 100,000 Common Shares which she has a right to acquire under presently exercisable stock options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In January 2002, Dr. Michael Cowpland, and other members of Dr. Cowpland's family, purchased 1,000,000 special shares of ZIM Technologies for a price of approximately $687,500. All special shares were converted into Common Shares on June 1, 2003.

In April 2002, Dr. Michael Cowpland loaned approximately $630,000 to the Corporation. The loan had an interest rate of 5% per annum and was repaid on January 7, 2004, through the conversion of the debt into equity.

Commencing in May 2002, 160879 Canada, Inc., a corporation owned by the spouse of Dr. Michael Cowpland, loaned funds in Canadian Dollars to ZIM Technologies. These loans had an interest rate of 5% per annum and were repaid on January 7, 2004, through the conversion of debt into Common Shares. Advances, translated to US dollars at the historical rates, all with interest at a rate of 5% per annum and repayable on demand, were, as follows:

            31-May-02                                        $260,000
            29-Aug-02                                         257,000
            5-Nov-02                                          193,000
            28-Nov-02                                         127,000
            25-Feb-03                                         268,000
            28-May-03                                         361,000
            8-Aug-03                                          287,000
            8-Oct-03                                          300,000
            24-Nov-03                                         303,000
            7-Jan-04                                          388,000

The Corporation has received approximately $2.7 million in total funds from 160879 Canada Inc. On January 7, 2004, the Board of Directors approved the conversion of the debt held by each of Dr. Cowpland and 160879 Canada Inc. to Common Shares based on the last closing price of our Common Shares on the Over-the-Counter Bulletin Board. The total amount due in Canadian dollars, translated at the US exchange rate on January 7, 2004, with interest, was $3,960,950. The share price used in the conversion was $0.43, resulting in an aggregate of 9,211,511 Common Shares being issued to Dr. Cowpland and to 160879 Canada Inc.


On June 25, 2004, the Corporation's Chief Executive Officer and majority shareholder, a corporation owned by the spouse of the Corporation's Chief Executive Officer and the spouse of the Corporation's Chief Executive Officer participated in a private placement of the Corporation's common shares whereby they purchased 775,789 units. The shares issued in the private placement were priced at $0.38 per unit, the market price on June 8, 2004, with each unit consisting of one common share and two warrants to purchase common shares for $0.38 per share. On July 30, 2004, the Corporation completed the second part of this private placement of 2,004,211 units at $0.38 per unit, for total gross proceeds of $761,600. All of the 2,004,211 units were purchased by the spouse of the Corporation's Chief Executive Officer.



                                  PROPOSAL ONE

      RATIFICATION OF THE APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM

Raymond Chabot Grant Thornton LLP has been the principal accounting firm for the Corporation since June 2003.

The Corporation anticipates that representatives of Raymond Chabot Grant Thornton LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, the representatives of Raymond Chabot Grant Thornton LLP will be afforded an opportunity to make a statement if they so desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RAYMOND CHABOT GRANT THORNTON LLP AS THE CORPORATION'S AUDITORS FOR THE 2004 FISCAL YEAR.

The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Michael Cowpland
President and Chief Executive Officer
Dated: August 25, 2004

                                 ZIM CORPORATION
                       2004 ANNUAL MEETING OF SHAREHOLDERS
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby appoints Michael Cowpland, President and Chief Executive Officer of ZIM Corporation (the Corporation), or failing him, Jennifer North, Chief Financial Officer of the Corporation, or such other alternative proxy holder as shall be designated by the aforesaid, OR INSTEAD OF ANY OF THE FOREGOING ______________, as the nominee of the undersigned to attend and act for and in the name of the undersigned to vote all Common Shares of ZIM Corporation, that the undersigned is entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Thursday, September 23, 2004 at 4:30 p.m. (EST) at ZIM's Headquarters at 20 Colonnade Road, Suite 200, Ottawa, Ontario, K2E 7M6, and at any adjournment thereof, upon the matters set forth in the accompanying Proxy Statement and upon such other matters as may properly come before the Annual Meeting. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If any amendments or variations to the matters referred to above or to any other matters identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority to vote on such amendments or variations or such other matters in accordance with the best judgment of the person voting the proxy.

At present, the Board of Directors knows of no other business which will come before the Annual Meeting.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1. Ratification of the selection of Raymond Chabot Grant Thornton LLP as the Corporation's registered public accounting firm for the fiscal year ending March 31, 2005.
                        |_| FOR |_| WITHHELD |_| ABSTAIN

|_| Mark here if your address has changed and provide us with your new address in the space provided below:

New Address: __________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE CORPORATION. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM OR HER AND TO ATTEND AND ACT FOR HIM OR HER ON HIS OR HER BEHALF AT THE MEETING OTHER THAN THE NOMINEES DESIGNATED ABOVE AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF HIS OR HER NOMINEE IN THE SPACE PROVIDED ABOVE FOR THAT PURPOSE.

                                             Dated: ______________________, 2004


                                             ___________________________________
                                              Signature(s) of Shareholder(s)


                                             ___________________________________
                                                  Name(s) of Shareholder(s)


                                             ___________________________________
                                                         Title



Please mark, date and sign exactly as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

NOTES:

1. IN THE EVENT THAT NO SPECIFICATION HAS BEEN MADE WITH RESPECT TO THE VOTING FOR OR AGAINST OR WITHHOLDING FROM VOTING IN THE APPOINTMENT OF AUDITORS THE PROXY NOMINEES ARE INSTRUCTED TO VOTE THE SHARES REPRESENTED BY THIS PROXY FOR SUCH MATTERS.

2. IF YOUR SHARES ARE HELD IN A RETIREMENT SAVINGS PLAN OR RETIREMENT INCOME FUND, YOU MUST CONTACT THE FINANCIAL INSTITUTION WHICH ACTS AS THE TRUSTEE OF THE PLAN AND CAUSE THEM TO EXECUTE THE PROXY FORM IN ORDER FOR SUCH SHARES TO BE REPRESENTED AND VOTED AT THE MEETING.

3. THIS PROXY FORM MUST BE SIGNED AND DATED BY THE SHAREHOLDER OR HIS OR HER ATTORNEY, AS AUTHORIZED IN WRITING, OR, IF THE SHAREHOLDER IS A CORPORATION, BY ANY OFFICER OR ATTORNEY THEREOF DULY AUTHORIZED. IF THE PROXY FORM IS NOT DATED IN THE SPACE PROVIDED IT IS DEEMED TO BEAR THE DATE ON WHICH IT IS MAILED BY MANAGEMENT OF THE CORPORATION. THIS PROXY CEASES TO BE VALID ONE YEAR FROM ITS DATE.

4. PROPERLY EXECUTED FORMS OF PROXY MUST BE DEPOSITED NO LATER THAN THE CLOSE OF BUSINESS ON THE LAST BUSINESS DAY PRECEDING THE MEETING OR ANY ADJOURNMENT THEREOF, WITH THE CORPORATION, 20 COLONNADE ROAD, SUITE 200, OTTAWA, ONTARIO, K2E 7M6 ATTENTION: JENNIFER NORTH.